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                                                                  Exhibit 10.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 20-F into the Company's Registration Statement on Form F-3 - File No. 333-85408.



ARTHUR ANDERSEN


/s/ Arthur Andersen

Athens, Greece
April 8, 2002